UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934
April 27, 2011
Date of Report (Date of earliest event reported)
WATSON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation)	001-13305 (Commission File Number)	95-3872914 (IRS Employer Identification Number)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey (Address of principal executive offices)	07054 (Zip Code)
(862) 261-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
     On April 27, 2011, Watson Pharmaceuticals, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the first quarter ended March 31, 2011, and providing a forecast of certain estimated financial metrics for 2011. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
     Additionally, on April 27, 2011, the Company posted on its “Investor/Financial Information/Quarterly Results” section of its Web site at http://www.watson.com, a table showing adjustments to certain line items of the Company’s Statement of Operations to reconcile U.S. generally accepted accounting principles (“GAAP”) net income to Non-GAAP net income for the quarter ended March 31, 2011. A copy of this table is attached to this report as Exhibit 99.2 and incorporated herein by reference.
     Non-GAAP net income and earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. We define non-GAAP net income as net income adjusted for amortization, acquisition and licensing charges, interest accretion on contingent liabilities and preferred stock, expenses associated with our operational excellence/global supply chain initiative (including accelerated depreciation charges associated therewith), certain litigation charges and gains and certain special charges that are otherwise included in GAAP net income, including non-cash impairment charges, other (gains) losses and the income tax effect of these items. Non-GAAP earnings per share refers to non-GAAP net income divided by the number of diluted shares outstanding.
     In its press release and in the quarterly reconciliation table, the Company discloses non-GAAP financial measures (as defined in Regulation G promulgated by the U. S. Securities and Exchange Commission) that exclude certain significant charges or credits that are important to an understanding of the Company’s ongoing operations. The Company believes that its inclusion of non-GAAP financial measures provides useful supplementary information to and facilitates analysis by investors in evaluating the Company’s performance and trends. The determination of significant charges or credits may not be comparable to similar measures used by other companies and may vary from period to period. The Company uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
     The information in this report (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     d. Exhibits:

99.1	Press Release titled “Watson First Quarter 2011 Net Revenue Increases to $877 Million” dated April 27, 2011.

99.2	Table entitled “Watson Pharmaceuticals, Inc. Non-GAAP Reconciliation Table — First Quarter Ended March 31, 2011.”

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2011	WATSON PHARMACEUTICALS, INC.
	By:	/s/ R. Todd Joyce
R. Todd Joyce
Executive Vice President — Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “Watson First Quarter 2011 Net Revenue Increases $877 Million” dated April 27, 2011.

99.2	Table entitled “Watson Pharmaceuticals, Inc. Non-GAAP Reconciliation Table — First Quarter Ended March 31, 2011.”